Exhibit 10.16

STOCK PAYMENT AGREEMENT

This Stock Payment Agreement (this “Agreement”), dated as of     (the “Grant Date”), is made by and between Lineage, Inc., a Maryland corporation (the “Company”), and     (the “Participant”).

WHEREAS, the Company maintains the Amended and Restated Lineage 2024 Incentive Award Plan (as amended from time to time, the “Plan”);

WHEREAS, the Company wishes to carry out the Plan (the terms of which are hereby incorporated by reference and made a part of this Agreement);

WHEREAS, Section 7.2 of the Plan provides for the issuance of Stock Payments (“Stock Payments”) in the form of shares of the Company’s Common Stock;

[WHEREAS, the Participant was previously awarded certain common units of LLH MGMT Profits, LLC and/or LLH MGMT Profits II, LLC in connection with the Participant’s service with the Company and its Affiliates (“LMEP Awards”);

WHEREAS, each of LLH MGMT Profits, LLC and/or LLH MGMT Profits II, LLC (i) contributed its interest in Lineage Logistics Holdings, LLC to Lineage OP, LP (the “Partnership”) in exchange for Legacy Class B OP Units of the Partnership, and (ii) thereafter made a liquidating distribution of such Legacy Class B OP Units to each of its members, including the Participant, in complete satisfaction of the Participant’s vested LMEP Awards;

WHEREAS, the Legacy Class B OP Units distributed to Participant have been reclassified into Partnership Common Units and Participant has provided an irrevocable notice of its intent to tender its Partnership Common Units for redemption by the Partnership in exchange for a Stock Payment in the form of Shares;

WHEREAS, in connection with the redemption of the Participant’s Partnership Common Units, the Administrator, in its sole discretion, has determined that it would be to the advantage and in the best interest of the Company to issue the Stock Payment provided for herein to the Participant;]1

[WHEREAS, the Administrator, in its sole discretion, has determined that it would be to the advantage and in the best interest of the Company to issue the Stock Payment provided for herein to the Participant in recognition of the Participant’s service with the Company, Lineage OP, LP (the “Partnership”) or any Subsidiary;]2 and

WHEREAS, all capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

1. Issuance of Shares. Pursuant to the Plan, the Company hereby issues to the Participant a Stock Payment award of     fully vested Shares (the “Award”). [In consideration of and as a condition to the Participant’s receipt of the Shares, the Participant hereby acknowledges and agrees that the Shares are being issued in full satisfaction of all of the Participant’s vested LMEP Awards and the Participant shall have no further right, claim, entitlement or interest in such LMEP Awards. Further, the Participant fully and irrevocably releases, waives, and discharges the Company and its Affiliates, and each of LLH MGMT Profits, LLC and LLH MGMT Profits II, LLC (each of whom is intended to be and shall be an intended third-party beneficiary hereof), from any and all claims, obligations and liabilities with respect to such vested LMEP Awards and the securities issued in exchange or redemption therefor, including the Legacy Class B OP Units, Partnership Common Units and the Award.]3

[1]	Note to Draft: Bracketed language to be included for LMEP settlement awards (current employees only).
[2]	Note to Draft: Bracketed language to be included for non-LMEP stock awards.
[3]	Note to Draft: Bracketed language to be included for LMEP settlement awards (current employees only).

2. Stock Payment Subject to the Plan; Ownership and Transfer Restrictions.

(a) The Award and the Shares are subject to the terms, definitions and provisions of the Plan, which is incorporated herein by reference, including, without limitation, the REIT restrictions set forth in Section 10.8 of the Plan.

(b) Without limiting the foregoing, the Award and the Shares are subject to the restrictions on ownership and transfer set forth in the charter of the Company, as amended and supplemented from time to time.

3. Conditions to Issuance of Shares. Shares issued pursuant to the Award will be issued out of the Company’s authorized but unissued Shares. Upon issuance, such Shares shall be fully paid and nonassessable. The Shares issued pursuant to this Agreement shall be held in book-entry form and no certificates shall be issued therefor. In addition to the other requirements set forth herein, the Shares issued pursuant to the Award shall be issued only upon the fulfillment of all of the following conditions:

(a) The admission of such Shares to listing on all stock exchanges on which such class of stock is then listed;

(b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable;

(c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

(d) The lapse of such reasonable period of time as the Administrator may from time to time establish for reasons of administrative convenience; and

(e) The receipt by the Company of full payment for any applicable withholding or other employment tax or required payments with respect to any such Shares to the Company with respect to the issuance or vesting of such Shares.

In the event that the Company delays the issuance of Shares pursuant to the Award because it reasonably determines that the issuance of such Shares will violate federal securities laws or other applicable law, such issuance shall be made at the earliest date at which the Company reasonably determines that the making of such issuance will not cause such violation, as required by Treasury Regulation Section 1.409A-2(b)(7)(ii). The Company shall not delay any payment if such delay will result in a violation of Section 409A of the Code.

4. Tax Withholding. The Company, the Partnership or any Subsidiary shall have the authority and the right to deduct or withhold, or require the Participant to remit to such entity, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to the issuance of the Shares. In satisfaction of the foregoing requirement or in satisfaction of any additional tax withholding, the Company, the Partnership or any Subsidiary may, or the Administrator may in its discretion allow the Participant to elect to have the Company, the Partnership or any Subsidiary (as applicable), withhold Shares otherwise issuable under the Award (or allow the return of Shares) having a fair market value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan or this Agreement, the number of Shares which may be so withheld in order to satisfy the Participant’s income and payroll tax liabilities with respect thereto shall be limited to the number of shares which have a fair market value on the date of withholding no greater than the aggregate amount of such liabilities based on the maximum individual statutory withholding rates in the applicable jurisdiction.

5. Remedies. The Participant shall be liable to the Company for all costs and damages, including incidental and consequential damages, resulting from a disposition of the Award or Shares which is in violation of the provisions of this Agreement. Without limiting the generality of the foregoing, the Participant agrees that the Company shall be entitled to obtain specific performance of the obligations of the Participant under this Agreement and immediate injunctive relief in the event any action or proceeding is brought in equity to enforce the same. The Participant will not urge as a defense that there is an adequate remedy at law.

6. Restrictions on Public Sale by the Participant. To the extent not inconsistent with applicable law, the Participant agrees not to effect any sale or distribution of the Shares, including a sale pursuant to Rule 144 under the Securities Act, during the fourteen (14) days prior to, and during the up to 180-day period beginning on, the date of the pricing of any public or private debt or equity securities offering by the Company (except as part of such offering), if and to the extent requested in writing by the Company in the case of a non-underwritten public or private offering or if and to the extent requested in writing by the managing underwriter or underwriters (or initial purchaser or initial purchasers, as the case may be) and consented to by the Company, which consent may be given or withheld in the Company’s sole and absolute discretion, in the case of an underwritten public or private offering (such agreement to be in the form of a lock-up agreement provided by the Company, managing underwriter or underwriters, or initial purchaser or initial purchasers, as the case may be).

7. Conformity to Securities Laws. The Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of all applicable federal and state laws, rules and regulations (including, but not limited to the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation the applicable exemptive conditions of Rule 16b-3 of the Exchange Act) and to such approvals by any listing, regulatory or other governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Award is granted, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations. In addition to the terms and conditions provided herein, the Administrator may require that the Participant make such covenants, agreements, and representations with respect to the Award and the Shares as the Administrator, in its sole discretion, deems advisable in order to comply with applicable laws, regulations, and/or requirements.

8. No Right to Continued Service. Nothing in this Agreement shall confer upon the Participant any right to continue as an Employee, Consultant or member of the Board, as applicable (a “Service Provider”) of the Company, the Partnership or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company, the Partnership or any Subsidiary, which rights are hereby expressly reserved, to discharge the Participant at any time for any reason whatsoever, with or without cause.

9. Miscellaneous.

(a) Incorporation of the Plan. This Agreement is made under and subject to and governed by all of the terms and conditions of the Plan. In the event of any discrepancy or inconsistency between this Agreement and the Plan, the terms and conditions of the Plan shall control. By signing this Agreement, the Participant confirms that he or she has received access to a copy of the Plan and has had an opportunity to review the contents thereof.

(b) Clawback. The Award and the Shares shall be subject to any clawback or recoupment policy currently in effect or as may be adopted by the Company, as may be amended from time to time, including, without limitation, the Company’s Policy for Recovery of Erroneously Awarded Compensation.

(c) Successors and Assigns. Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon, and inure to the benefit of, the executors, administrators, heirs, legal representatives, successors and assigns of the parties hereto, including, without limitation, any business entity that succeeds to the business of the Company.

(d) Entire Agreement; Amendments and Waivers. This Agreement, together with the Plan, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. In the event that the provisions of such other agreement conflict or are inconsistent with the provisions of this Agreement, the provisions of this Agreement shall control. This Agreement may not be amended except in an instrument in writing signed on behalf of each of the parties hereto and approved by the Administrator. No amendment, supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

(e) Severability. If for any reason one or more of the provisions contained in this Agreement or in any other instrument referred to herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

(f) Titles. The titles, captions or headings of the Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

(g) Counterparts. This Agreement may be executed in any number of counterparts, any of which may be executed and transmitted by facsimile (including, without limitation, transfer by .pdf), and each of which shall be deemed to be an original, but all of which together shall be deemed to be one and the same instrument.

(h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland applicable to contracts entered into and wholly to be performed within the State of Maryland by Maryland residents, without regard to any otherwise governing principles of conflicts of law that would choose the law of any state other than the State of Maryland.

(i) Notices. Any notice to be given by the Participant under the terms of this Agreement shall be addressed to the Legal Department of the Company at the Company’s address set forth in Exhibit A attached hereto. Any notice to be given to the Participant shall be addressed to him or her at the Participant’s then current address on the books and records of the Company. By a notice given pursuant to this Section 9(i), either party may hereafter designate a different address for notices to be given to him or her. Any notice which is required to be given to the Participant shall, if the Participant is then deceased, be given to the Participant’s personal representative if such representative has previously informed the Company of his or her status and address by written notice under this Section 9(i) (and the Company shall be entitled to rely on any such notice provided to it that it in good faith believes to be true and correct, with no duty of inquiry). Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed as set forth above or upon confirmation of delivery by a nationally recognized overnight delivery service.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

LINEAGE, INC., a Maryland corporation

By:
Name:
Title:

The Participant hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement.

[Signature Page to Stock Payment Agreement]

Exhibit A

Company Address

46500 Humboldt Drive

Novi, MI 48377

A-1